                                                                    Exhibit 31.2

                          SECTION 302 CERTIFICATION OF
                          PRINCIPAL ACCOUNTING OFFICER

   I, Andrew Perz, certify that:

1.    I have reviewed this Quarterly Report on Form 10-Q of AMERICAN
      TECHNICAL CERAMICS CORP.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
      circumstances under which such statements were made, not
      misleading with respect to the period covered by this report;

3.    Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
      operations and cash flows of the Company as of, and for, the periods presented in this report;

4.    The Company's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and
      procedures (as defined in Exchange Act Rules 13a-15(e) and
      15d-15(e)) for the Company and have:

      a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the
          Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b)  evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c)  disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5.    The Company's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors:

      a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

      b)  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

          Date:  November 12, 2004
               ---------------------------

                 /S/ ANDREW R. PERZ
              ----------------------------
               Vice President, Controller
              Principal Accounting Officer

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